SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  January 14, 2008

Solpower Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-29780	87-0384678
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

307 East 22nd Street
San Pedro, CA 90731
(Address of principle executive offices)

(310) 940-6408
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Solpower Corporation. (the “Company”) filed a Certificate of Change to its Certificate of Incorporation (the “Certificate of Change”) with the Secretary of State of Nevada to effect a reverse split of the issued and outstanding shares of common stock of the Company.  In addition, the Certificate of Change simultaneously reduced the number of authorized shares of common stock of the Company.  The reverse split was effective as of January 14, 2008.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Name

3.3	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2008

SOLPOWER CORPORATION

By:	/s/ James H. Hirst
James H. Hirst
President and Chief Executive Officer

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